UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF

THE SECURITIES EXCHANGE ACT OF 1934

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Filed by a party other than the Registrant	☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

MERCER INTERNATIONAL INC.

(Name of Registrant as Specified in its Charter)

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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www.investorvote.com/mercStep 1: Go to www.investorvote.com/merc.Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Online Go to www.investorvote.com/mercor scan the QR code — login details are located in the shaded bar below. The Sample Company Shareholder Meeting Notice038QFB++Important Notice Regarding the Availability of Proxy Materials for the Mercer International Inc. Shareholder Meeting to be Held on May 29, 2020Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and 2019 Annual Report on Form 10-K to shareholders are available at: Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 14, 2020 to facilitate timely delivery. 2 NOT Easy Online Access — View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares.

Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.— Internet – Go to www.investorvote.com/merc.— Phone – Call us free of charge at 1-866-641-4276.— Email – Send an email to investorvote@computershare.com with “Proxy Materials Mercer International Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by May 14, 2020. The 2020 Annual Meeting of Shareholders of Mercer International Inc. will be held on May 29, 2020 at 10:00 a.m. (Vancouver time) at Suite 1120, 700 West Pender Street, Vancouver, British Columbia, Canada. You will be able to attend and participate online, vote your shares electronically and submit your questions prior toand during the meeting by visiting: www.meetingcenter.io/246849420 at the meeting date and time prescribed in the accompanying proxy statement. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. The password for this meeting is — MERC2020.Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 and 3:1. Election of Directors:01 - Jimmy S.H. Lee02 - David M. Gandossi03 - William D. McCartney04 - James Shepherd05 - R. Keith Purchase06 - Martha A.M. Morfitt07 - Alan C. Wallace08 - Linda J. Welty09 - Rainer Rettig2. Ratification of the selection of PricewaterhouseCoopers LLP as independent registered public accounting firm for fiscal year 2020. 3. Approval of the advisory (non-binding) resolution to approve executive compensation. 4. In his or her discretion, the proxyholder is authorized to vote upon such other business as may properly come before the meeting. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Due to the emerging public health impact of coronavirus disease 2019 (COVID-19), we are planning for the possibility that the Annual Meeting may be held solely by means of remote communication. If we take this step, we will announce the decision to do so in advance and will set forth details on how to participate in a press release available at www.mercerint.com.Shareholder Meeting Notice